UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 23, 2016

SM Energy Company
(Exact name of registrant as specified in its charter)

Delaware	001-31539	41-0518430
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1775 Sherman Street, Suite 1200, Denver, Colorado (Address of principal executive offices)	80203 (Zip Code)

Registrant's telephone number, including area code: (303) 861-8140

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.
In accordance with General Instruction B.2. of Form 8-K, the following information, including Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
On February 23, 2016, SM Energy Company (the “Company”) issued a press release announcing its fourth quarter and full year 2015 financial and operating results, year-end 2015 reserves, and the Company’s 2016 operating plan. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference herein. The press release contains financial measures that are not presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for the applicable periods presented, including adjusted EBITDAX, adjusted net income (loss), and total capital spend. The most directly comparable GAAP financial measures are net income (loss), net cash provided by operating activities, and costs incurred in oil and gas producing activities, which are presented in the attached press release and prominently below for the applicable periods presented.

	For the years ended December 31,
	2015	2014	2013
	(in thousands)
Net income (loss)	$(447,710)	$666,051	$170,935
Net cash provided by operating activities	$978,352	$1,456,575	$1,338,514
Costs incurred in oil and gas producing activities	$1,395,001	$2,711,704	$1,721,133

As indicated in the press release, the Company has scheduled a teleconference call to discuss the 2015 results and the 2016 operating plan for February 24, 2016, at 8:00 a.m. (Mountain Time). The teleconference call is publicly accessible, and the press release includes instructions concerning how to access the teleconference and the location on the Company’s web site where the teleconference information will be available.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.	The following exhibit is furnished as part of this report:
Exhibit 99.1
Press release of SM Energy Company dated February 23, 2016, entitled “SM Energy Reports 2015 Results and 2016 Operating Plan: Maintaining Balance Sheet Strength While Increasing Activity in the Permian”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM ENERGY COMPANY

Date:	February 23, 2016	By:	/s/ PATRICK A. LYTLE
Patrick A. Lytle
Director, Financial Planning & Reporting and Assistant Secretary